UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 28, 2026
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 28, 2026, Faez Kaabi notified Envista Holdings Corporation (the “Company”) of his intention to resign as Chief Accounting Officer and principal accounting officer of the Company effective as of August 6, 2026. Mr. Kaabi’s resignation is in connection with his retirement and not the result of any disagreement with the Company regarding financial disclosures, accounting matters, or other policies or practices. In the interim, Mr. Kaabi will continue to serve in his current role to assist with the transition.

On June 2, 2026, the Company appointed Coree Thomas, the Company’s Vice President, Global Controller, as the Company’s Vice President and Chief Accounting Officer. He will assume that role and act as the principal accounting officer, effective as of August 6, 2026.

Mr. Thomas, age 48, has served as the Company’s Vice President, Global Controller since joining the Company in February 2023. From October 2021 to February 2023, Mr. Thomas served as Vice President, Global Controller of CBRE Group, Inc. (“CBRE”). Prior to that, he served as VP Corporate Controller & Global Segment Controller – Advisory at CBRE from April 2021 to September 2021. Before joining CBRE in 2020, Mr. Thomas held various leadership positions at Edwards Lifesciences Corporation, Exelon Corporation, and KPMG LLP. He has a Bachelor of Science in Accounting from St. Mary’s College of California.

Mr. Thomas does not have any family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any related transactions or relationships between Mr. Thomas and the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Thomas and any other person pursuant to which Mr. Thomas was selected as an officer of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: June 3, 2026	By:	/s/ Mark Nance
Mark Nance
Senior Vice President, General Counsel and Secretary